ADVANCED SERIES TRUST

AST BlackRock/Loomis Sayles Bond Portfolio
AST Cohen & Steers Realty Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Large-Cap Value Portfolio
AST MFS Global Equity Portfolio
AST Small-Cap Growth Portfolio
AST Small Cap Growth Opportunities Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Templeton Global Bond Portfolio

Supplement dated November 23, 2015 to the

Prospectus dated August 14, 2015

This supplement should be read in conjunction with the Prospectus (the Prospectus) for Advanced Series Trust (the Trust and the series thereof, the Portfolios) and should be retained for future reference. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Trust Prospectus.

The portfolio turnover rates in the Portfolio Turnover Section of the Summary Sections of the Prospectus for the Portfolios listed below are herby replaced as follows:

Portfolio	Turnover Rate
AST BlackRock/Loomis Sayles Bond Portfolio	280%
AST Cohen & Steers Realty Portfolio	48%
AST Goldman Sachs Mid-Cap Growth Portfolio	71%
AST Large-Cap Value Portfolio	43%
AST MFS Global Equity Portfolio	11%
AST Small-Cap Growth Portfolio	87%
AST Small Cap Growth Opportunities Portfolio	184%
AST Small-Cap Value Portfolio	36%
AST T. Rowe Price Large-Cap Growth Portfolio	52%
AST T. Rowe Price Natural Resources Portfolio	68%
AST Templeton Global Bond Portfolio	54%